                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 1996

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

          Pennsylvania                  1-977                  25-0877540
- ----------------------------      ----------------       ---------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                 Number)          Identification Number)

Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.          15222-1384
- ---------------------------------------------------          ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:        (412) 244-2000
                                                           --------------

                               Page 1 of 5 Pages
                            Exhibit Index on Page 5

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

        (a)  Previous Independent Accountants
             --------------------------------

             (i) Westinghouse Electric Corporation (the "Company") replaced Price Waterhouse LLP ("Price Waterhouse") as its principal accountants, effective June 3, 1996. The action was recommended by the Company's Audit Review Committee and was approved by the Company's Board of Directors. The Company replaced Price Waterhouse after reviewing competitive proposals from five major accounting firms, including Price Waterhouse. These proposals were requested in light of the substantial refocusing of auditing resources required by the significant portfolio restructuring which recently occurred at the Company, including the acquisition of CBS Inc. and the sale of the Company's defense and electronic systems business.

             (ii) Price Waterhouse's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             (iii) During the two most recent fiscal years and any subsequent interim period preceding June 3, 1996, (i) there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused Price Waterhouse to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years, and (ii) there were no reportable events as described in Item 304 of Regulation S-K.

             (iv) The Company provided Price Waterhouse with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that Price Waterhouse furnish it with the letter described in Item 304(a)(3) of Regulation S-K. A copy of the letter from Price Waterhouse to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16 hereto.

        (b)  New Independent Accountants
             ---------------------------

             (i) The Company engaged KPMG Peat Marwick LLP ("Peat Marwick") as the Company's principal accountants to audit the Company's financial statements, effective June 3, 1996. The action was recommended by the Company's Audit Review Committee and was approved by the Company's Board of Directors. Neither the Company nor anyone on its behalf has consulted with Peat Marwick regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Peat Marwick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue during its two most recent fiscal years or the subsequent interim period prior to engaging Peat Marwick.

                               Page 2 of 5 Pages

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (c)   Exhibits

              16 Letter from Price Waterhouse dated June 5, 1996, pursuant to Item 304(a)(3) of Regulation S-K.

                               Page 3 of 5 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WESTINGHOUSE ELECTRIC CORPORATION
                                                       (Registrant)

                                             By: /s/ FREDRIC G. REYNOLDS
                                                 -----------------------------
                                                 Fredric G. Reynolds
                                                 Executive Vice President and
                                                 Chief Financial Officer


Date:  June 5, 1996

                               Page 4 of 5 Pages

                                 EXHIBIT INDEX

         Exhibit No.             Description                Sequential Page No.

            16                Letter from Price
                              Waterhouse LLP pursuant
                              to Item 304(a)(3) of
                              Regulation S-K


                               Page 5 of 5 Pages